UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08659

The Henssler Funds Inc.
(Exact name of registrant as specified in charter)

3735 Cherokee Street, Kennesaw, Georgia			30144
(Address of principal executive offices)			(Zip code)

Gene W. Henssler, 3735 Cherokee Street, Kennesaw, Georgia 30144
(Name and address of agent for service)

With copy to: Reinaldo Pascual, Esq. Paul, Hastings, Janofsky & Walker LLP 600 Peachtree Street, N.E., Suite 2400 Atlanta, Georgia 30308

Registrant’s telephone number, including area code:		(800) 936-3863

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2008 - October 31, 2008

Item 1.  Reports to Stockholders.

2

THE HENSSLER

EQUITY FUND

Lighting the Way

SEMI-ANNUAL REPORT

OCTOBER 31, 2008

THE HENSSLER EQUITY FUND
3735 CHEROKEE STREET
KENNESAW, GEORGIA 30144

1-800-936-3863

WWW.HENSSLER.COM

TABLE OF CONTENTS
October 31, 2008

Letter to the Shareholders	2-3

Expenses	4

Top Ten Holdings & Asset Allocation	5

Schedule of Investments	6-9

Statement of Assets & Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	14-15

Notes to the Financial Statements	16-20

Additional Information	21

Review and Approval of New and Continuing Services	22-23

LETTER TO THE SHAREHOLDERS
October 31, 2008

November 20, 2008

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund (“The Fund”). We are pleased to say that the performance of The Fund has outperformed the index and our peers over the short and long term. The Fund’s return for the six months ended October 31, 2008, was down (24.12%) versus the S&P 500 being down (29.28%) for the same time period.

Due to our strong investment performance through October 31, 2008, even though negative, our overall Morningstar Rating was Five (5) stars by Morningstar when rated against 1,773 Large Cap Blend Funds. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2008. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten year Morningstar Rating metrics.

Needless to say, the last several months have been very trying for all of us. High quality stocks have continued to hold up better in these volatile markets. As volatility returned to the market and many investors became wary of financial stocks amid the subprime crisis, investors moved to many of the financially strong companies that make up our portfolio. Our investment strategy remains intact. We will seek to buy only the financially strongest companies around.

Currently, we are slightly over-weighted in Consumer Staples, Industrials, Information Technology and Healthcare. Since the last report, we initiated new positions in Marathon Oil Corp., American Express Co., Accenture Ltd., Boeing Co. and Vulcan Materials Co.

While adding those new high quality stocks, we also eliminated several positions. First, we sold American International Group, Inc. at approximately $39 per share in May of this year because we lost confidence in management. Second, we sold United Health Group, Inc. at approximately $30 per share in June because of our concerns about the managed care part of the health care industry and what it may face over the next several years. Third, we sold The Goldman Sachs Group, Inc. at approximately $129 per share in September when it was announced that they would basically be becoming a bank. We felt this was a fundamental change in their business strategy and their profit margins would be decreasing in the future. Other stocks that we sold from the portfolio included Garmin Ltd., Fortune Brands, Inc., and Marathon Oil Corp. We are confident that our decisions enhanced the quality of The Henssler Equity Fund and will contribute positively to The Fund’s performance over the long term.

If you would like to obtain periodic information regarding The Fund, we encourage you to visit our web site at www.henssler.com and click on The Henssler Equity Fund link as often as you like. We update information regularly and provide details each quarter on our top 10 holdings, industry allocation and other statistics. The www.henssler.com web site also provides media appearance information and links to articles featuring commentary and insight from The Fund’s management team.

The Henssler Equity Fund is now over 10 years old since we started on June 10, 1998. On behalf of our board of directors and management team, we thank many of you who invested in our Fund from its very beginning. We will continue to focus our best efforts exclusively on the one Fund we manage, The Henssler Equity Fund.

Yours very truly,

Gene W. Henssler, Ph.D.	Theodore L. Parrish, CFA*
Co-Manager	Co-Manager

The returns shown in the Letter to the Shareholders do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The performance data quoted represents past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in The Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent-month end, please contact 1-800-936-3863.

This report is intended for shareholders of The Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus that contains important information including risks, investment objectives, charges and expenses. Please read and consider this information carefully before you invest or send money.

The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index. Unlike the S&P 500 Total Return Index, The Fund does not have any holdings in the Telecommunications sector.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2008. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten- year (if applicable) Morningstar Rating metrics. The Henssler Equity Fund was rated against the following numbers of U.S.-domiciled Large Blend funds over the following time periods: 1,773 funds in the last three years, 1,393 funds over the past five-years and 678, funds over the past 10 years. With respect to these Large Blend funds, The Henssler Equity Fund received a Morningstar Rating of five stars for the three-year period, four stars for the five-year period and five stars for the 10-year period. The Henssler Equity Fund received an overall Morningstar rating of five stars. Past performance is no guarantee of future results.

* CFA Institute mark is a trademark owned by the CFA Institute.

EXPENSES
(Unaudited)	October 31, 2008

As a shareholder of The Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in The Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2008 to October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on The Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not The Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in The Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

			Expense Paid
	Beginning Account	Ending Account	During Period*
	Value at	Value at	May 1, 2008 Through
	May 1, 2008	October 31, 2008	October 31, 2008
Actual Fund Return	$1,000	$879	$5.64
Hypothetical Fund Return	$1,000	$1,009	$6.47

*  Expenses are equal to The Fund’s annualized expense ratio of 1.27%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of (24. 12%) for the six-month period of May 1, 2008 to October 31, 2008.

TOP TEN HOLDINGS & ASSET ALLOCATION
(Unaudited)	October 31, 2008

Top Ten Holdings*

(% of Net Assets)

Johnson & Johnson	4.13%
PepsiCo, Inc.	4.07%
Exxon Mobil Corp.	3.74%
BB&T Corp.	3.58%
Procter & Gamble Co.	3.36%
Teva Pharmaceutical Industries Ltd. - ADR	3.14%
Apache Corp.	2.97%
Apple, Inc.	2.71%
The Walt Disney Co.	2.64%
General Electric Co.	2.56%
32.90%

Asset Allocation*

(% of Net Assets)

Information Technology	17.95%
Consumer Staples	13.96%
Financials	15.16%
Industrials	13.33%
Healthcare	13.25%
Consumer Discretionary	8.86%
Energy	8.39%
Exchange Traded Funds	3.87%
Utilities	1.18%
Basic Materials	1.01%
Cash and Cash Equivalents	3.04%
100.00%

* These allocations may not reflect the current or future position of The Fund.

SCHEDULE OF INVESTMENTS
(Unaudited)	October 31, 2008

	Shares	Value
COMMON STOCKS - 93.09%
Basic Materials - 1.01%
Mining - 1.01%
Vulcan Materials Co.	15,700	$852,196

Total Basic Materials		852,196

Consumer Discretionary - 8.86%
Leisure Time - 1.03%
Carnival Corp.	34,250	869,950

Multimedia - 2.64%
The Walt Disney Co.	85,825	2,222,868

Retail - Building Products - 0.97%
Lowe’s Companies, Inc.	37,600	815,920

Retail - Major Department Stores - 4.22%
Target Corp.	46,970	1,884,436
Wal-Mart Stores, Inc.	30,000	1,674,300
		3,558,736

Total Consumer Discretionary		7,467,474

Consumer Staples - 13.96%
Beverages - Non-alcoholic - 4.07%
PepsiCo, Inc.	60,175	3,430,577

Consumer Products - Miscellaneous - 2.20%
Church & Dwight Co, Inc.	31,400	1,855,426

Cosmetics & Toiletries - 3.35%
Procter & Gamble Co.	43,800	2,826,852

Food - Diversified - 2.14%
McCormick & Co., Inc.	53,500	1,800,810

Retail - Drug Stores - 2.20%
Walgreen Co.	72,670	1,850,178

Total Consumer Staples		11,763,843

Energy - 8.39%
Oil & Gas - 2.97%
Apache Corp.	30,400	2,502,832

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Oil Company - Integrated - 5.42%
Exxon Mobil Corp.	42,514	$3,151,138
Total S.A. - ADR	25,500	1,413,720
		4,564,858

Total Energy		7,067,690

Financials - 15.16%
Commercial Banks - Southern U.S. – 5.94%
BB&T Corp.	84,150	3,016,778
Cullen/Frost Bankers, Inc.	35,500	1,986,935
		5,003,713
Finance - Credit Card - 1.37%
American Express Co.	42,000	1,155,000

Insurance - Multi-Line - 0.96%
Lincoln National Corp.	47,000	810,280

Investment Management & Advisory Services - 2.24%
T. Rowe Price Group, Inc.	47,600	1,882,104

Money Center Banks - 4.65%
Bank of America Corp.	80,400	1,943,268
The Bank of New York Mellon Corp.	60,575	1,974,744
		3,918,012

Total Financials		12,769,109

Healthcare - 13.25%
Healthcare Equipment & Supplies - 2.56%
Medtronic, Inc.	23,000	927,590
Varian Medical Systems, Inc.(1)	27,000	1,228,770
		2,156,360
Medical - Drugs - 3.14%
Teva Pharmaceutical Industries Ltd. - ADR	61,675	2,644,624

Medical - Instruments - 1.57%
Stryker Corp.	24,800	1,325,808

Medical - Products - 5.98%
Alcon, Inc.	5,265	463,952
Baxter International, Inc.	18,000	1,088,820
Johnson & Johnson	56,770	3,482,272
		5,035,044

Total Healthcare		11,161,836

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Industrials – 13.33%
Aerospace & Defense - 1.05%
Boeing Co.	16,850	$880,750

Auto-Medium & Heavy Duty Trucks - 1.19%
PACCAR, Inc.	34,396	1,005,739

Diversified Industrials - 6.94%
3M Co.	29,700	1,909,710
General Electric Co.	110,535	2,156,538
Illinois Tool Works, Inc.	53,100	1,773,009
		5,839,257
Electric Products - 2.31%
Emerson Electric Co.	59,500	1,947,435

Transportation Services - 1.84%
C.H. Robinson Worldwide, Inc.	30,000	1,553,400

Total Industrials		11,226,581

Information Technology - 17.95%
Business Software & Services – 2.33%
Accenture Ltd.	26,000	859,300
Jack Henry & Associates, Inc.	58,000	1,102,580
		1,961,880
Computer - Micro – 5.04%
Apple, Inc.(1)	21,200	2,280,908
International Business Machines Corp.	21,100	1,961,667
		4,242,575
Computer Software - 3.69%
Ansys, Inc.(1)	56,500	1,617,594
Intuit, Inc.(1)	59,600	1,493,576
		3,111,170
Data Processing & Management - 1.89%
Automatic Data Processing, Inc.	45,500	1,590,225

Internet - 1.46%
Google, Inc., Class A(1)	3,430	1,232,605

Networking Products - 2.34%
Cisco Systems, Inc.(1)	111,000	1,972,470

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Software - 1.20%
Oracle Corp.(1)	55,500	$1,015,095

Total Information Technology		15,126,020

Utilities - 1.18%
Oil & Gas - 1.18%
Integrys Energy Group, Inc.	20,900	994,840

Total Utilities		994,840

TOTAL COMMON STOCKS (COST $73,564,882)		78,429,589

EXCHANGE TRADED FUNDS - 3.87%
Chemical - Diversified - 1.65%
Materials Select Sector SPDR Fund (2)	53,500	1,386,720

Oil Company - Integrated - 2.22%
Energy Select Sector SPDR Fund (2)	36,500	1,870,625

TOTAL EXCHANGE TRADED FUNDS (COST $3,040,530)		3,257,345

SHORT TERM INVESTMENTS - 2.07%
Fifth Third Institutional Money Market Fund, 7 Day Yield 3.02% (2)	1,747,537	1,747,537

TOTAL SHORT TERM INVESTMENTS (COST $1,747,537)		1,747,537

TOTAL INVESTMENTS - 99.03% (COST $78,352,949)		83,434,471

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.97%		819,612

TOTAL NET ASSETS - 100.00%		$84,254,083

(1)	Non-income producing security.
(2)	Investments in other funds are calculated at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

Common Abbreviations

ADR -	American Depositary Receipt.
SPDR -	Standard & Poor’s 500 Depositary Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS & LIABILITIES
(Unaudited)	October 31, 2008

Assets:
Investments, at market value (cost $78,352,949)	$83,434,471
Receivables:
Fund shares sold	780,994
Dividends and interest	116,404
Prepaid insurance	19,866
Total assets	84,351,735

Liabilities:
Payables:
Fund shares redeemed	5,533
Operating service fees due to adviser	49,264
Advisory fees due to adviser	33,200
Officers’ fees	3,458
Directors’ fees	6,197
Total liabilities	97,652

Net Assets	$84,254,083

Net Assets Consist of:
Common stock	738
Paid-in capital	78,387,039
Accumulated undistributed net investment income	419,431
Accumulated undistributed net realized gain on investments	365,353
Net unrealized appreciation in value of investments	5,081,522

Net Assets	$84,254,083

Shares of beneficial interest outstanding of $0.0001 value per share, 100,000,000 shares authorized	7,375,139

Net Asset Value, offering and redemption price per share ($84,254,083/7,375,139)	$11.42

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
(Unaudited)	For Six Months Ended October 31, 2008

Investment Income:
Interest	$19,572
Dividends (net of foreign withholding taxes of $18,016)	985,373
Total investment income	1,004,945

Expenses:
Operating service fees	368,294
Advisory fees	263,067
Officers’ compensation fees	19,873
Insurance fees	5,821
Directors’ fees	12,101
Total expenses	669,156

Net Investment Income	335,789

Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investment securities	(786,311)
Net change in unrealized depreciation on investment securities	(26,222,963)
Net loss on investment securities	(27,009,274)

Net Decrease in Net Assets Resulting from Operations	$(26,673,485)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
October 31, 2008

	Six Months Ended October 31, 2008(1)	Year Ended April 30, 2008

Operations:
Net investment income	$335,789	$502,052
Net realized gain/(loss) on investment securities	(786,311)	5,238,785
Net change in unrealized depreciation on investment securities	(26,222,963)	(2,452,260)
Net increase/(decrease) in net assets resulting from operations	(26,673,485)	3,288,577

Distributions to Shareholders From:
Net investment income	—	(479,773)
Net realized gains	—	(10,935,335)
Net decrease in net assets from distributions	—	(11,415,108)

Capital Share Transactions:
Proceeds from sale of shares	13,230,944	39,849,218
Reinvested dividends	0	10,054,733
Cost of shares redeemed	(12,933,042)	(47,503,366)
Net increase in net assets from capital share transactions	297,902	2,400,585

Net Decrease in Net Assets	(26,375,583)	(5,725,946)

Net Assets:
Beginning of period	110,629,666	116,355,612
End of period (2)	$84,254,083	$110,629,666

(1) Unaudited.
(2) Includes accumulated undistributed net investment income of:	$419,431	$83,642

The accompanying notes are an integral part of these financial statements.

INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS
October 31, 2008

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	For Six Months Ended October 31, 2008(1)		For the Year Ended April 30, 2008

Net Asset Value, Beginning of Period	$15.05		$16.22

Income from Investment Operations:
Net investment income(2)	0.05		0.07
Net gain/(loss) on securities (both realized and unrealized)(2)	(3.68)		0.27
Total from investment operations	(3.63)		0.34

Distributions:
Net investment income	—		(0.06)
Net realized capital gain	—		(1.45)
Total distributions	—		(1.51)

Net Asset Value, End of Period	$11.42		$15.05

Total Return	(24.12	)%(3)	1.94%

Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$84,254		$110,630
Ratio of expenses to average net assets	1.27	%(4)	1.28%
Ratio of net investment income to average net assets	0.64	%(4)	0.42%
Portfolio turnover rate	18	%(3)	53%

	For the Year Ended April 30, 2007	For the Year Ended April 30, 2006	For the Year Ended April 30, 2005	For the Year Ended April 30, 2004

Net Asset Value, Beginning of Period	$14.99	$13.80	$13.47	$10.85

Income from Investment Operations:
Net investment income(2)	0.07	0.08	0.08	0.03
Net gain/(loss) on securities (both realized and unrealized)(2)	1.79	1.34	0.32	2.63
Total from investment operations	1.86	1.42	0.40	2.66

Distributions:
Net investment income	(0.14)	(0.04)	(0.07)	(0.04)
Net realized capital gain	(0.49)	(0.19)	—	—
Total distributions	(0.63)	(0.23)	(0.07)	(0.04)

Net Asset Value, End of Period	$16.22	$14.99	$13.80	$13.47

Total Return	12.57%	10.31%	2.93%	24.53%

Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$116,356	$135,794	$131,830	$120,141
Ratio of expenses to average net assets	1.31%	1.29%	1.30%	1.27%
Ratio of net investment income to average net assets	0.48%	0.52%	0.58%	0.25%
Portfolio turnover rate	23%	58%	31%	39%

(1)	Unaudited.
(2)	Per share amounts calculated based on the average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)	October 31, 2008

1.             ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Henssler Funds, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (“The Fund”). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”). The Company has an authorized capital of 500,000,000 shares, classified as shares of common stock with a par value of $.0001 per share; 100,000,000 shares of which have been classified as shares of common stock of The Fund. The Fund’s investment strategy is to seek growth of capital. The Fund became effective with the SEC on June 8, 1998 and commenced operations on June 10, 1998.

The following is a summary of significant accounting policies consistently followed by The Fund.

a)              Investment Valuation — Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by The Fund’s Board of Directors. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board. Securities with maturities of sixty (60) days or less are valued at amortized cost.

b)             Federal Income Taxes — No provision for federal income taxes has been made since The Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve The Fund from all federal income taxes.

c)              Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions to shareholders are recorded on the ex-dividend date.

d)             Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

e)              Reclassifications — Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

f)                New Accounting Pronouncements — In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities.

NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)	October 31, 2008

It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund believes the adoption of FAS 161 will have no material impact on financial statement disclosures.

g)             Other — Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to The Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with The Fund’s understanding of the applicable country’s tax rules and rates.

h)             Fair Value Measurements — The Fund adopted the provisions of FASB Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on May 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of The Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including The Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value The Fund’s investments as of October 31, 2008.

Valuation Inputs	Investments in Securities	Other Financial Instruments(1)
Level 1 - Quoted Prices	$83,434,471	—
Level 2 - Other Significant Observable Inputs	0	—
Level 3 - Significant Unobservable Inputs	0	—
Total	$83,434,471	—

(1)

Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)	October 31, 2008

For the six months ended October 31, 2008, The Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

2.             CAPITAL SHARE TRANSACTIONS

Transactions in shares of The Fund were as follows:

	For the Six Months Ended October 31, 2008	For the Year Ended April 30, 2008

Shares Sold	958,005	2,520,322
Distributions Reinvested	—	654,179
Less Shares Redeemed	(934,176)	(2,997,931)
Net Increase	23,829	176,570

3.             FEDERAL INCOME TAXES AND DISTRIBUTIONS

Unrealized Appreciation and Depreciation on Investments (Tax Basis)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at October 31, 2008 were as follows:

Gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$12,261,275
Gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(7,252,020)
Net unrealized appreciation	$5,009,255
Tax Cost	$78,425,216

The differences between book and tax net unrealized appreciation are wash sale loss deferrals.

Classifications of Distributions

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by The Fund for the year ended April 30, 2008, was as follows:

Distributions paid from:

Ordinary Income	$479,773
Long-Term Capital Gain	10,935,335
Total	$11,415,108

NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)	October 31, 2008

4.             ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a Management Agreement (the “Advisory Agreement”) with Henssler Asset Management, LLC (the “Adviser”) to provide investment management services to The Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to The Fund’s daily net assets. For the six months ended October 31, 2008, the Adviser earned advisory fees of $263,067. At October 31, 2008, The Fund owed the Adviser $33,200 for investment management services.

The Fund has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser to provide or arrange for day-to-day operational services to The Fund. Under the Servicing Agreement, the Adviser provides all of The Fund’s day-to-day operational services, excluding cost of brokerage, interest, taxes, litigation, independent directors’ fees and expenses, independent directors’ legal fees, premiums for directors’ liability insurance covering The Fund’s independent directors, The Fund’s allocable share of the salary and related costs for The Fund’s chief compliance officer, and extraordinary expenses. For the six months ended October 31, 2008, the Fund incurred independent directors’ fees, insurance premiums, and chief compliance officer fees of $12,101, $5,821 and $19,873, respectively. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% as applied to The Fund’s daily net assets. For the six months ended October 31, 2008, the Adviser earned fees of $368,294. At October 31, 2008, the Fund owed the Adviser $49,264 for operating service fees.

The Fund and the Adviser have entered into a Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to administrative, bookkeeping and pricing services.

The Fund and the Adviser have entered into a Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to transfer agent, dividend disbursing and record keeping services.

The Fund and the Adviser have entered into a Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to The Fund. ALPS Distributors, Inc. serves as underwriter/ distributor of The Fund.

Certain directors and officers of The Fund are directors and officers of the Adviser.

5.             INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, excluding short-term investments and U.S. government obligations, by The Fund for the six months ended October 31, 2008, were as follows:

Purchases	$18,462,904
Sales	$19,118,000

NOTES TO FINANCIAL STATEMENTS
(Unaudited)	October 31, 2008

6.           REVOLVING LINE OF CREDIT

The Fund has a $10,000,000 Revolving Credit Agreement with Fifth Third Bank. Borrowings under this arrangement are secured by investments held in The Fund’s portfolio and bear interest at the Federal Funds Rate of Fifth Third Bank in effect on the day the loan is made plus 1.50%. For the six months ended October 31, 2008, The Fund has not borrowed under the Revolving Credit Agreement.

7.           BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2008, Charles Schwab & Co., owned of record in aggregate more than 29.10% of The Fund. The shares are held under an omnibus account (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

ADDITIONAL INFORMATION
(Unaudited)	October 31, 2008

1.             N-Q DISCLOSURE

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For The Fund this would be for the fiscal quarters ending July 31st and January 31st. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q will be available on the SEC’s web site at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

2.             PROXY PROCEDURES

The Company has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio votes proxies related to securities (“portfolio proxies”) held by the Portfolio. A description of the Company’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Company toll-free at 1-800-936-3863 and (ii) on the SEC’s web site at www.sec.gov. In addition, The Fund will be required to file new Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Company’s Form N-PX will be available (i) without charge, upon request, by calling the Company toll-free at 1-800-936-3863 and (ii) on the SEC’s web site at www.sec.gov.

3.             DIRECTORS AND OFFICERS

The business affairs of The Fund are managed under the direction of The Fund’s Board of Directors in accordance with the laws of the State of Maryland. Information pertaining to the Directors and Officers of The Fund are set forth below. Directors who are not deemed to be “interested persons” of The Fund as defined in the 1940 Act, are referred to as “Independent Directors.” The Fund’s Statement of Additional Information includes additional information about the directors and is available without charge upon request by calling toll-free 1-800-936-3863.

4.             TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the fiscal year ended April 30, 2008:

Qualified Dividend Income	100%
Corporate Dividends Received Deduction	100%

REVIEW AND APPROVAL OF NEW AND CONTINUING SERVICES
(Unaudited)	October 31, 2008

The Independent Directors of The Fund met on June 12, 2008, to review the Investment Advisory Agreement and various information requested from and provided by the Adviser. The Board then discussed the factors considered by the Independent Directors including, without limitation, the following:

(i)            The nature, extent and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to The Fund, including, without limitation, its investment advisory and administrative services since The Fund’s inception, and its coordination of services and marketing efforts for The Fund. After reviewing the foregoing information, the Board concluded that the nature, extent and quality of the services provided by the Adviser were satisfactory and adequate for The Fund.

(ii)        The investment performance of The Fund and Adviser. In this regard, the Board compared the performance of The Fund with the performance of benchmark index and comparable funds managed by the other advisers. The Board also considered the consistency of the Adviser’s management of The Fund with The Fund’s investment objective and policies (i.e., no “style drift”), and long-term performance of The Fund. Following further consideration and discussion of the foregoing information, the Board concluded that the investment performance of The Fund and the Adviser was satisfactory.

(iii)    The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with The Fund. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to The Fund and the Adviser by the principals of the Adviser; the asset levels of The Fund, and the overall actual expenses of The Fund relative to the fees received by the Adviser under both the Advisory and Operating Services Agreements. The Board compared the fees and expenses of The Fund to other funds comparable to The Fund in terms of the type of fund, the style of investment management and the nature of the investment strategy and markets invested in, among other factors. It was noted that some comparative funds listed were part of larger fund families that have the ability to spread costs across all its funds. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by The Fund were fair and reasonable.

(iv)       The extent to which economies of scale would be realized as The Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of The Fund’s investors. In this regard, the Board considered The Fund’s fee arrangements with the Adviser and The Fund’s fee arrangements with other service providers. The Board also considered that the actual operating expenses of The Fund had historically exceeded the amounts paid to the Adviser pursuant to the Operating Services Agreement. The Board determined that with the history of The Fund since inception, and in consideration of an operating services arrangement in which the Adviser is responsible for Fund operating expenses, The Fund’s fee arrangements with the Adviser continue to benefit The Fund’s investors, and it would be premature to consider potential changes, if any, to the fee structure.

Based upon its evaluation of the information, materials and factors described above, the Independent Directors concluded for The Fund: (i) that the terms of the Investment Advisory Agreement were reasonable and fair; (ii) that they were satisfied with the Adviser’s services, personnel and investment strategy, and (iii) that it was in the best interest of The Fund and its investors to renew the Investment Advisory Agreement.

INTENTIONALLY LEFT BLANK

ADVISER

Henssler Asset Management, LLC
3735 Cherokee Street
Kennesaw, Georgia 30144

DISTRIBUTOR

ALPS Distributors, Inc.
P.O. Box 8796
Denver, Colorado 80201

CUSTODIAN

The Fifth Third Bank, N.A.
38 Fountain Square Plaza
Cincinnati, Ohio 45263

TRANSFER, RECEPTION,
AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc.
P.O. Box 8796
Denver, Colorado 80201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy.
Suite 1100
Westlake, Ohio 44145-1594

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, N.E.
Suite 2400
Atlanta, Georgia 30308

Item 2.            Code of Ethics.

Not applicable to this report.

Item 3.            Audit Committee Financial Expert.

Not applicable to this report.

Item 4.            Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.            Audit Committee of Listed Registrants.

Not applicable.

Item 6.            Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.            Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies.

Not applicable.

Item 10.          Submission of Matters to Vote of Security Holders.

There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.          Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in

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Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)       Not applicable.

(a)(2)     The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)     Not applicable.

(b)         The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds Inc.

By:	/s/ Gene W. Henssler
(Principal Executive Officer)
President

Date:	January 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler (Principal Executive Officer)
President

Date:	January 2, 2009

By:	/s/ Patricia T. Henssler
(Principal Financial Officer)

Date:	January 2, 2009

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